Exhibit 10.10.3

THIRD AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Amendment”), is entered into as of April 28, 2015, by and between SQUARE 1 BANK (“Bank”) and SENDGRID, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 27, 2013 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.                                      Section 6.2(d) of the Agreement is hereby amended and restated, as follows:

(d)                                 Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower’s usual business hours but no more than twice a year (unless an Event of Default has occurred and is continuing), to inspect Borrower’s Books and to make copies thereof and to cheek, test, inspect, audit and appraise the Collateral at Borrower’s expense in order to verify Borrower’s financial condition or the amount, condition of, or any other matter relating to, the Collateral. Notwithstanding the above, for so long as outstanding Credit Extensions have not exceeded $12,500,000, Bank shall conduct no more than one Collateral audit per year (unless an Event of Default has occurred and is continuing).

2.                                      Section 6.7 of the Agreement is hereby amended and restated, as follows:

6.7                               Financial Covenants. At all times during which Borrower’s outstanding Indebtedness to Bank exceeds $5,000,000, Borrower shall maintain at all times the following financial ratios and covenants. For the sake of clarity, any covenant violation herein shall constitute an Event of Default and cannot be cured with repayment reducing Borrower’s outstanding Indebtedness to Bank to $5,000,000 or below.

(a)                                 EBITDA Plus Total CapEx. Measured monthly and calculated on a cumulative basis beginning February 1, 2015, Borrower shall achieve EBITDA Plus Total CapEx of at least the amounts shown in the table immediately below for the corresponding reporting periods. For subsequent reporting periods, Bank and Borrower hereby agree that, on or before February 1 of each year during the term of this Agreement, Borrower shall provide Bank with a budget for the upcoming calendar year, which shall be approved by Borrower’s board of directors, and Bank shall use that budget to establish the EBITDA amounts for the upcoming year, with such amounts being incorporated herein by an amendment, which Borrower hereby agrees to execute.

Reporting Period Ending	Minimum EBITDA Plus Total CapEx
February 28, 2015	$(1,625,000)
March 31, 2015	$(3,350,000)
April 30, 2015	$(4,600,000)
May 31, 2015	$(6,425,000)
June 30, 2015	$(7,850,000)
July 31, 2015	$(9,300,000)
August 31, 2015	$(13,000,000)
September 30, 2015	$(14,500,000)
October 31, 2015	$(16,000,000)
November 30, 2015	$(17,600,000)
December 31, 2015	$(18,700,000)

(b)                                 Unfinanced Capital Expenditures. Borrower’s unfinanced capital expenditures, measured as of the last day of each calendar quarter and calculated on a cumulative year-to-date basis, shall not exceed the amounts set forth in the table immediately below for the corresponding reporting periods.

Reporting Period Ending	Minimum Unfinanced Capital Expenditures
March 31, 2015	$750,000
June 30, 2015	$1,500,000
July 31, 2015	$2,250,000
September 30, 2015	$14,500,000
December 31, 2015	$3,000,000

3.                                      The following defined terms are hereby added in Exhibit A to the Agreement, as follows:

“EBITDA Plus Total CapEx” means (a) EBITDA, plus (b) capital expenditures.

4.                                      The following defined terms in Exhibit A to the Agreement are hereby amended and restated, as follows:

“Formula Revolving Line” means a Credit Extension of up to $20,000,000 (inclusive of any amounts outstanding under the Ancillary Services Sublimit).

“Formula Revolving Maturity Date” means April 26, 2016.

5.                                      Subsection (c) of the defined term “Permitted Indebtedness” in Exhibit A to the Agreement is hereby amended and restated, as follows:

(c)                                  Indebtedness not to exceed $12,000,000 in the aggregate secured by a lien described in clause (c) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed at the time it is incurred the lesser of the cost or fair market value of the property financed with such Indebtedness;

6.                                      Subsection (g) of the defined term “Permitted Investment” in Exhibit A to the Agreement is hereby amended and restated, as follows:

(g)                                  Investments in unfinanced capital expenditures in any fiscal year, not to exceed $3,000,000;

7.                                      Subsection (c) of the defined term “Permitted Liens” in Exhibit A to the Agreement is hereby amended and restated, as follows:

(c)                                  Liens not to exceed $12,000,000 in the aggregate (i) upon or in any Equipment (other than Equipment financed by a Credit Extension) acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, in each case provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment;

8.                                      Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

9.                                      Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all respects as of such date).

10.                               This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

11.                               As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)                                 this Amendment, duly executed by Borrower;

(b)                                 a Second Warrant to Purchase Stock, duly executed by Borrower;

(c)                                  an officer’s certificate of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(d)                                 payment of a $20,000 facility fee, which may be debited from any of Borrower’s accounts;

(e)                                  payment of all Bank Expenses, including Bank’s expenses for the documentation of this Amendment and any related documents, and any UCC, good standing and intellectual property search or filing fees, which may be debited from any of Borrower’s accounts; and

(f)                                   such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BORROWER:

SENDGRID, INC.

By:	/s/ Michael Tognetti
Name:	Michael Tognetti
Title:	SVP & General Counsel

BANK:

SQUARE 1 BANK

By:	/s/ Adam Glick
Name:	Adam Glick
Title:	SVP

SIGNATURE PAGE TO THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT